THIS RIGHTS CERTIFICATE AND THE RIGHTS AND PRIVILEGES REPRESENTED HEREBY EXPIRE AND WILL BE VOID AND WITHOUT VALUE IF NOT TENDERED FOR SUBSCRIPTION BEFORE 4:00 P.M. (TORONTO TIME) ON AUGUST 30, 2005 AT THE SPECIFIED TORONTO OFFICE OF CIBC MELLON TRUST COMPANY.

LE PRÉSENT CERTIFICAT DE DROITS AINSI QUE LES DROITS ET PRIVILÈGES QU'IL ATTESTE EXPIRENT ET SERONT NULS ET SANS VALEUR S'ILS N'ONT PAS ÉTÉ REMIS AUX FINS DE SOUSCRIPTION AU PLUS TARD À 16 H (HEURE DE TORONTO) LE 30 AOÛT 2005, AU BUREAU DE TORONTO DÉSIGNÉ DE LA COMPAGNIE TRUST CIBC MELLON.

No.

CERTIFICATE FOR __________ RIGHTS
CERTIFICAT REPRÉSENTANT __________ DROITS

RIGHTS CERTIFICATE FOR SUBORDINATE VOTING SHARES OF
CERTIFICAT DE DROITS VISANT DES ACTIONS À DROIT DE VOTE SUBALTERNE DE

LINDSEY MORDEN GROUP INC.
GROUPE LINDSEY MORDEN INC.

(a corporation amalgamated pursuant to the *Canada Business Corporations Act*)
(société fusionnée sous le régime de la *Loi canadienne sur les sociétés par actions*)

CUSIP 535908 12 3

THIS TRANSFERABLE RIGHTS CERTIFICATE ISSUED TO:
LE PRÉSENT CERTIFICAT DE DROITS CESSIBLE ÉMIS À :

evidences Rights issued by Lindsey Morden Group Inc. (the "Corporation") to a shareholder of record as of the close of business (Toronto time) on August 4, 2005 (the "Record Date") to subscribe for and purchase Subordinate Voting Shares of the Corporation at a price of Cdn. $4.28 per Subordinate Voting Share for every 1.5 Rights evidenced by this Rights Certificate, upon the terms and subject to the conditions stated in the Final Prospectus of the Corporation dated July 25, 2005, all of which is incorporated herein by reference.

atteste les droits que Groupe Lindsey Morden Inc. (la « société ») a émis à un actionnaire inscrit à la fermeture des bureaux (heure de Toronto) le 4 août 2005 (la « date de clôture des registres ») aux fins de la souscription d'actions à droit de vote subalterne de la société, au prix de 4,28 $ CA chacune, pour chaque tranche de 1,5 droit attesté par le présent certificat de droits, conformément aux modalités et sous réserve des conditions énoncées dans le prospectus définitif de la société daté du 25 juillet 2005, lequel est intégré par renvoi aux présentes.

LINDSEY MORDEN GROUP INC.
GROUPE LINDSEY MORDEN INC.

Dated: July 25, 2005 | Le 25 juillet 2005

Per:
Par :
[signature]
Chairman
Président du conseil

Per:
Par :
[signature]
President and Chief Executive Officer
Président et chef de la direction

FORM 1 - TO PURCHASE SUBORDINATE VOTING SHARES BY EXERCISING RIGHTS EVIDENCED BY THIS CERTIFICATE, COMPLETE THIS FORM. (See Instruction 1 on the reverse)

FORMULE 1 - POUR SOUSCRIRE DES ACTIONS À DROIT DE VOTE SUBALTERNE EN EXERÇANT LES DROITS ATTESTÉS PAR LE PRÉSENT CERTIFICAT, VEUILLEZ REMPLIR LA PRÉSENTE FORMULE. (Voir la directive 1 au dos)

[illegible]

Purchaser's Signature - Signature du souscripteur

[illegible]

FORM 2 - TO PURCHASE ADDITIONAL SUBORDINATE VOTING SHARES, COMPLETE THIS FORM. (See Instruction 2 on the reverse)

FORMULE 2 - POUR SOUSCRIRE DES ACTIONS À DROIT DE VOTE SUBALTERNE ADDITIONNELLES, VEUILLEZ REMPLIR LA PRÉSENTE FORMULE. (Voir la directive 2 au dos)

[illegible]

Purchaser's Signature - Signature du souscripteur

FORM 3 - TO SELL OR TRANSFER THE RIGHTS EVIDENCED BY THIS CERTIFICATE, COMPLETE THIS FORM. (See Instruction 3 on the reverse)

FORMULE 3 - POUR VENDRE OU CÉDER LES DROITS ATTESTÉS PAR LE PRÉSENT CERTIFICAT, VEUILLEZ REMPLIR LA PRÉSENTE FORMULE. (Voir la directive 3 au dos)

[illegible]

Name of Transferee:
Nom du cessionnaire : __________

Address of Transferee:
Adresse du cessionnaire : __________

Signature of Certificate Holder:
Signature du porteur du certificat : __________

Signature Guaranteed By:
Signature garantie par : __________

[illegible]

FORM 4 - TO DIVIDE, COMBINE OR EXCHANGE THIS CERTIFICATE, COMPLETE THIS FORM. (See Instruction 4 on the reverse)

FORMULE 4 - POUR FRACTIONNER OU ÉCHANGER LE PRÉSENT CERTIFICAT OU LE REGROUPER AVEC D'AUTRES, VEUILLEZ REMPLIR LA PRÉSENTE FORMULE. (Voir la directive 4 au dos)

[illegible]

__________ Certificate(s) for / certificat(s) visant __________ Rights each / droits par certificat

__________ Certificate(s) for / certificat(s) visant __________ Rights each / droits par certificat

Signature of Certificate Holder:
Signature du porteur du certificat : __________

This Rights Certificate expires and will be void and without value if not tendered for subscription before 4:00 p.m. (Toronto time) on August 30, 2005 (the "Expiry Date") at the specified Toronto office of CIBC Mellon Trust Company.

1. TO SUBSCRIBE

A shareholder or transferee of this Rights Certificate wishing to subscribe for Subordinate Voting Shares must complete Form 1 and deliver this Rights Certificate together with payment in full of the total subscription price to CIBC Mellon Trust Company at its office shown below prior to 4:00 p.m. (Toronto time) on the Expiry Date (August 30, 2005). Payment may be made in Canadian funds at an exercise price of Cdn. $4.25 per Subordinate Voting Share (the "Exercise Price"). To determine the number of Subordinate Voting Shares which may be subscribed for, divide the number of Rights appearing in the top right-hand corner of this Rights Certificate by 1.5. No fractional Subordinate Voting Shares will be issued.

2. ADDITIONAL SUBSCRIPTION PRIVILEGE

If Form 1 is completed with respect to the maximum number of Subordinate Voting Shares that can be subscribed for with the Rights evidenced hereby and the holder is an Eligible Shareholder, including a transferee hereof, the holder may, by completing Form 2, subscribe for his or her proportionate part of the Subordinate Voting Shares which are not subscribed for at the time of the expiration of the Rights, subject to any maximum number specified by the holder in Form 2. Payment in full of the subscription price of the maximum number of additional Subordinate Voting Shares so subscribed for must accompany this Rights Certificate when it is delivered to CIBC Mellon Trust Company. It is possible that you may not receive the full number of Subordinate Voting Shares which you specify in Form 2. If there are insufficient Subordinate Voting Shares to satisfy all of the holders of Rights who wish to purchase additional Subordinate Voting Shares, the available Subordinate Voting Shares will be allocated pro rata based on the number of Subordinate Voting Shares subscribed for on Form 1 by those holders seeking to purchase additional Subordinate Voting Shares, provided that the number of available Subordinate Voting Shares allocated to a particular participant shall not exceed the number of Subordinate Voting Shares specified on Form 2 and paid for in full. Any funds delivered by you in respect of the subscription price for additional Subordinate Voting Shares which you were not allocated will be returned to you by mail, without interest, within 30 days of the Expiry Date.

3. TO SELL OR TRANSFER RIGHTS

To sell or transfer the Rights evidenced by this Rights Certificate, complete Form 3 and deliver this Rights Certificate in ample time for the transferee to use it before the Expiry Date. IF FORM 3 IS PROPERLY COMPLETED, THE TRANSFEREE MAY USE IT FOR SUBSCRIPTION WITHOUT OBTAINING A NEW RIGHTS CERTIFICATE by completing Form 1 provided that the signature of the transferee on Form 1 corresponds in every particular with the name indicated as the transferee on Form 3. The signature of the Rights Certificate holder must correspond exactly with the name set forth on the face of this Rights Certificate, in every particular, without any change whatsoever, and must be guaranteed by a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or otherwise to the satisfaction of CIBC Mellon Trust Company. Members of these programs are usually members of recognized stock exchanges in Canada and the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers, or banks and trust companies in the United States. If Form 3 is signed by a trustee, executor, administrator, curator, tutor, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, it should be accompanied by satisfactory evidence of authority to act.

4. TO DIVIDE OR COMBINE CERTIFICATES

To divide or combine Rights, complete Form 4 and deliver this Rights Certificate (together, in the event of a combination of Rights, with the other Rights Certificates to be so combined) to CIBC Mellon Trust Company at its office shown below in ample time for the new Rights Certificate(s) to be issued and used before the expiration of the Rights. Rights Certificates representing fractional Rights will not be issued.

5. INELIGIBLE PERSONS, ETC.

THE RIGHTS, THE SUBORDINATE VOTING SHARES ISSUABLE UPON EXERCISE OF THE RIGHTS AND THE RIGHTS CERTIFICATES ARE NOT BEING OFFERED FOR SALE IN ANY JURISDICTION OTHER THAN CANADA, THE UNITED STATES OF AMERICA AND THE UNITED KINGDOM (BUT IN THE CASE OF THE UNITED KINGDOM, ONLY TO PERSONS OF A KIND DESCRIBED IN ARTICLES 19 (INVESTMENT PROFESSIONAL) OR 50 (SOPHISTICATED INVESTOR) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTIONS) ORDER 2001 ("FSMA ORDER 2001"), AND THIS OFFERING IS NOT, AND UNDER NO CIRCUMSTANCES IS TO BE CONSTRUED AS, AN OFFERING TO ANY RESIDENT OF ANY OTHER JURISDICTION OR A SOLICITATION THEREIN OF AN OFFER TO BUY SECURITIES OF THE CORPORATION. BY EXECUTING AND DELIVERING THIS RIGHTS CERTIFICATE, EACH SUBSCRIBER CERTIFIES TO THE CORPORATION THAT: (I) IT IS NOT A PERSON RESIDENT IN AN INELIGIBLE JURISDICTION OR THE AGENT OF SUCH A PERSON; (II) IF IT IS RESIDENT IN THE UNITED STATES, IT WAS A REGISTERED OR BENEFICIAL OWNER OF SHARES ON THE RECORD DATE AND ALL RIGHTS BEING EXERCISED WERE RECEIVED BY IT FROM THE CORPORATION IN RESPECT OF THOSE SHARES; AND (III) IF IT IS RESIDENT IN THE UNITED KINGDOM, IT IS A PERSON OF A KIND DESCRIBED IN ARTICLES 19 (INVESTMENT PROFESSIONAL) OR 50 (SOPHISTICATED INVESTOR) OF THE FSMA ORDER 2001, OR A PERSON TO WHOM THE RIGHTS AND THE SUBORDINATE VOTING SHARES MAY BE LAWFULLY DISTRIBUTED. THE RIGHTS OFFERING IS MADE BY A CANADIAN ISSUER THAT IS PERMITTED, UNDER A MULTIJURISDICTIONAL DISCLOSURE SYSTEM ADOPTED BY THE UNITED STATES, TO PREPARE THE PROSPECTUS IN ACCORDANCE WITH THE DISCLOSURE REQUIREMENTS OF CANADA, WHICH ARE DIFFERENT FROM THOSE OF THE UNITED STATES.

OFFICE OF CIBC MELLON TRUST COMPANY:

By hand or by courier:
199 Bay Street
Commerce Court West
Securities Level
Toronto, Ontario M5L 1G9

By mail:
P.O. Box 1036
Adelaide Street Postal Station
Toronto, Ontario M5C 2K4

IF IN DOUBT ABOUT HOW TO DEAL WITH THIS CERTIFICATE, CONSULT YOUR STOCKBROKER OR CIBC MELLON TRUST COMPANY (telephone 416-643-5500 or 1-800-387-0825).

Le présent certificat de droits expire et sera nul et sans valeur s'il n'est pas remis aux fins de souscription avant 16 h (heure de Toronto) le 30 août 2005 (la « date limite »), au bureau de Toronto désigné de la Compagnie Trust CIBC Mellon.

1. SOUSCRIPTION

Le porteur ou le cessionnaire du présent certificat de droits souhaitant souscrire des actions à droit de vote subalterne doit remplir la formule 1 et livrer le présent certificat de droits ainsi que le paiement intégral du prix de souscription global à la Compagnie Trust CIBC Mellon à son bureau indiqué ci-dessous avant 16 h (heure de Toronto) la date limite (le 30 août 2005). Le prix d'exercice de 4,25 $ CA par action à droit de vote subalterne (le « prix d'exercice ») peut être payé en dollars canadiens. Pour déterminer le nombre d'actions à droit de vote subalterne qui peuvent être souscrites, divisez par 1,5 le nombre de droits figurant dans le coin supérieur droit du présent certificat de droits. Aucune fraction d'action avec droit de vote subalterne ne sera émise.

2. PRIVILÈGE DE SOUSCRIPTION ADDITIONNELLE

Si la formule 1 est remplie à l'égard du nombre maximal d'actions à droit de vote subalterne pouvant être souscrites au moyen des droits attestés par les présentes, et si le porteur est un actionnaire admissible, notamment un cessionnaire de celles-ci, le porteur peut, en remplissant la formule 2, souscrire sa quote-part d'actions à droit de vote subalterne qui n'ont pas été souscrites au moment de l'expiration des droits, sous réserve du tout nombre maximal indiqué par le porteur dans la formule 2. Le paiement intégral du prix de souscription relatif au nombre maximal d'actions à droit de vote subalterne additionnelles ainsi souscrites doit être remis à la Compagnie Trust CIBC Mellon en même temps que le présent certificat de droits. Il se peut que vous ne receviez pas le nombre total d'actions à droit de vote subalterne que vous avez indiqué dans la formule 2. S'il ne reste pas assez d'actions à droit de vote subalterne pour satisfaire tous les porteurs de droits qui souhaitent souscrire des actions à droit de vote subalterne additionnelles, les actions à droit de vote subalterne disponibles seront attribuées proportionnellement au nombre d'actions à droit de vote subalterne souscrites au moyen de la formule 1 par les porteurs qui veulent souscrire des actions à droit de vote subalterne additionnelles; toutefois, le nombre d'actions à droit de vote subalterne disponibles attribué à un porteur donné n'excédera pas le nombre d'actions à droit de vote subalterne indiqué dans la formule 2 et payé intégralement. Les fonds que vous aurez livrés en vue de régler le prix de souscription d'actions à droit de vote subalterne additionnelles qui ne vous auront pas été attribuées vous seront retournés par la poste, sans intérêt, dans les 30 jours suivant la date limite.

3. VENTE OU CESSION DE DROITS

Pour vendre ou céder les droits attestés par le présent certificat de droits, veuillez remplir la formule 3 et livrer le présent certificat de droits suffisamment à l'avance pour que le cessionnaire ait le temps de l'utiliser avant la date limite. SI LA FORMULE 3 EST REMPLIE DE FAÇON APPROPRIÉE, LE CESSIONNAIRE PEUT L'UTILISER POUR SOUSCRIRE DES ACTIONS À DROIT DE VOTE SUBALTERNE SANS AVOIR OBTENU UN NOUVEAU CERTIFICAT DE DROITS, en remplissant la formule 1, pourvu que la signature du cessionnaire sur la formule 1 corresponde à tous égards au nom indiqué à titre de cessionnaire sur la formule 3. La signature du porteur du certificat de droits doit correspondre exactement au nom indiqué au recto du présent certificat de droits, à tous égards, et doit être garantie par une banque canadienne de l'annexe 1, une importante société de fiducie du Canada, un participant du *Securities Transfer Association Medallion Program* (STAMP), un participant du *Stock Exchange Medallion Program* (SEMP) ou un participant du *New York Stock Exchange Inc. Medallion Signature Program* (MSP) ou toute autre personne satisfaisant aux exigences de la Compagnie Trust CIBC Mellon. Les participants à ces programmes sont habituellement membres de bourses de valeurs reconnues au Canada et aux États-Unis, membres de l'Association canadienne des courtiers en valeurs mobilières, membres de la *National Association of Securities Dealers*, ou des banques et des sociétés de fiducie des États-Unis. Si la formule 3 est signée par un fiduciaire, un exécuteur testamentaire ou un liquidateur de succession, un administrateur successoral, un curateur, un tuteur, un fondé de pouvoir, un membre de la direction d'une société ou toute autre personne agissant en qualité de fiduciaire ou de représentant, elle doit être accompagnée d'une preuve satisfaisante du pouvoir d'agir.

4. FRACTIONNEMENT OU REGROUPEMENT DE CERTIFICATS

Pour fractionner ou regrouper des droits, veuillez remplir la formule 4 et livrer le présent certificat de droits (ainsi que, s'il s'agit d'un regroupement de droits, les autres certificats de droits à regrouper) à la Compagnie Trust CIBC Mellon à son bureau indiqué ci-dessous suffisamment de temps à l'avance pour que le ou les nouveaux certificats de droits puissent être émis et utilisés avant l'expiration des droits. Aucun certificat de droits représentant des fractions de droit ne sera émis.

5. PERSONNES INADMISSIBLES, ETC.

LES DROITS, LES ACTIONS À DROIT DE VOTE SUBALTERNE POUVANT ÊTRE ÉMISES À L'EXERCICE DES DROITS ET LES CERTIFICATS DE DROITS NE SONT OFFERTS DANS NUL AUTRE PAYS QUE LE CANADA, LES ÉTATS-UNIS D'AMÉRIQUE ET LE ROYAUME-UNI (MAIS, DANS LE CAS DU ROYAUME-UNI, SEULEMENT AUX PERSONNES VISÉES PAR LES ARTICLES 19 (INVESTMENT PROFESSIONAL) OU 50 (SOPHISTICATED INVESTOR) DE L'ORDONNANCE INTITULÉE ORDER 2001 ÉMISE EN VERTU DE LA LOI INTITULÉE *FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTIONS)* (L'« ORDONNANCE 2001 DE LA FSMA »), ET LA PRÉSENTE ÉMISSION NE CONSTITUE PAS UNE OFFRE DE VENTE NI UNE SOLLICITATION D'UNE OFFRE D'ACHAT DE TITRES DE LA SOCIÉTÉ À QUELQUE RÉSIDENT DE QUELQUE AUTRE TERRITOIRE, ET EN AUCUN CAS ELLE NE DOIT ÊTRE INTERPRÉTÉE COMME TELLE. EN SIGNANT ET EN LIVRANT LE PRÉSENT CERTIFICAT DE DROITS, CHAQUE SOUSCRIPTEUR ATTESTE À LA SOCIÉTÉ QUE : (I) IL N'EST PAS UNE PERSONNE QUI RÉSIDE DANS UN TERRITOIRE INADMISSIBLE NI LE MANDATAIRE D'UNE TELLE PERSONNE; (II) SI LE PORTEUR EST UN RÉSIDENT DES ÉTATS-UNIS, IL ÉTAIT LE PROPRIÉTAIRE INSCRIT OU LE VÉRITABLE PROPRIÉTAIRE D'ACTIONS À LA DATE DE CLÔTURE DES REGISTRES ET IL A REÇU DE LA SOCIÉTÉ TOUS LES DROITS ÉTANT EXERCÉS À L'ÉGARD DE CES ACTIONS, ET (III) S'IL EST UN RÉSIDENT DU ROYAUME-UNI, IL EST UNE PERSONNE VISÉE PAR LES ARTICLES 19 (INVESTMENT PROFESSIONAL) OU 50 (SOPHISTICATED INVESTOR) DE L'ORDONNANCE 2001 DE LA FSMA OU UNE PERSONNE À QUI LES DROITS ET LES ACTIONS À DROIT DE VOTE SUBALTERNE PEUVENT ÊTRE LÉGALEMENT DISTRIBUÉS. L'ÉMISSION DE DROITS EST FAITE PAR UN ÉMETTEUR CANADIEN AUTORISÉ, AUX TERMES D'UN RÉGIME D'INFORMATION MULTINATIONAL ADOPTÉ PAR LES ÉTATS-UNIS, DE PRÉPARER LE PROSPECTUS CONFORMÉMENT AUX OBLIGATIONS D'INFORMATION EN VIGUEUR AU CANADA, QUI DIFFÈRENT DE CELLES QUI SONT EN VIGUEUR AUX ÉTATS-UNIS.

BUREAU DE LA COMPAGNIE TRUST CIBC MELLON :

en mains propres ou par messager :
199 Bay Street
Commerce Court West
Securities Level
Toronto (Ontario) M5L 1G9

par la poste :
P.O. Box 1036
Adelaide Street Postal Station
Toronto (Ontario) M5C 2K4

SI VOUS AVEZ QUELQUE DOUTE QUANT À LA FAÇON DE TRAITER LE PRÉSENT CERTIFICAT, VEUILLEZ CONSULTER VOTRE COURTIER EN VALEURS MOBILIÈRES OU LA COMPAGNIE TRUST CIBC MELLON (n° de téléphone : (416) 643-5500 ou 1 800 387-0825).